Reserves for Losses	12 Months Ended
Dec. 31, 2011
Reserves For Losses Cardmember Receivables And Loans Disclosure [Abstract]
Reserve for Losses

note 5
reserves for losses

Reserves for losses relating to cardmember loans and receivables represent management's best estimate of the losses inherent in the Company's outstanding portfolio of loans and receivables. Management's evaluation process requires certain estimates and judgments.

       Reserves for these losses are primarily based upon statistical models that analyze portfolio performance and reflect management's judgment regarding overall reserve adequacy. The models take into account several factors, including loss migration rates and average losses and recoveries over an appropriate historical period. Management considers whether to adjust the models for specific factors such as increased risk in certain portfolios, impact of risk management initiatives on portfolio performance and concentration of credit risk based on factors such as vintage, industry or geographic regions. In addition, management may increase or decrease the reserves for losses on cardmember loans for other external environmental factors including leading economic and market indicators such as the unemployment rate, home price indices, Gross Domestic Product (GDP), non-farm payrolls, personal consumption expenditures index, consumer confidence index, bankruptcy filings and the legal and regulatory environment. Generally, due to the short-term nature of cardmember receivables, the impact of additional external factors on the losses inherent within the cardmember receivable portfolio is not significant. As part of this evaluation process, management also considers various reserve coverage metrics, such as reserves as a percentage of past due amounts, reserves as a percentage of cardmember receivables or loans and net write-off coverage.

Cardmember loans and receivables balances are written off when management deems amounts to be uncollectible, which is generally determined by the number of days past due and is typically no later than 180 days. Cardmember loans and receivables in bankruptcy or owed by deceased individuals are written off upon notification. Recoveries are recognized on a cash basis.

Changes in Cardmember Receivables Reserve for Losses

The following table presents changes in the cardmember receivables reserve for losses for the years ended December 31:

(Millions)	2011	2010	2009
Balance, January 1	$386	$546	$810
Additions:
Cardmember receivables provisions(a)	603	439	773
Cardmember receivables provisions ―
other(b)	167	156	84
Total provision	770	595	857
Deductions:
Cardmember receivables
net write-offs(c)(d)	(560)	(598)	(1,131)
Cardmember receivables ― other(e)	(158)	(157)	10
Balance, December 31	$438	$386	$546

  Represents loss provisions for cardmember receivables consisting of principal (resulting from authorized transactions) and fee reserve components.
  Primarily represents loss provisions for cardmember receivables resulting from unauthorized transactions.
  Represents write-offs consisting of principal (resulting from authorized transactions) and fee components, less recoveries of $349 million, $357 million and $349 million for 2011, 2010 and 2009, respectively. For the year ended December 31, 2009, these amounts also include net write-offs for cardmember receivables resulting from unauthorized transactions.
  Through December 31, 2009, cardmember receivables in the ICS and GCS segments were written off when 360 days past billing or earlier. During the first quarter of 2010, consistent with applicable bank regulatory guidance, the Company modified its methodology to write off cardmember receivables in the ICS and GCS segments when 180 days past due or earlier. Therefore, net write-offs for cardmember receivables for the first quarter of 2010 included approximately $108 million resulting from this change in write-off methodology. The impact of this change to the provision for charge card losses was not material.
  For the years ended December 31, 2011 and 2010, these amounts include net write-offs related to unauthorized transactions and, for all periods, foreign currency translation adjustments.

Cardmember Receivables Evaluated Separately and Collectively for Impairment

The following table presents cardmember receivables evaluated separately and collectively for impairment and related reserves as of December 31:

(Millions)	2011	2010	2009
Cardmember receivables evaluated
separately for impairment(a)	$174	$114	$94
Reserves on cardmember receivables
evaluated separately for impairment(a)	$118	$63	64
Cardmember receivables evaluated
collectively for impairment	$40,716	$37,152	$33,649
Reserves on cardmember receivables
evaluated collectively for impairment	$320	$323	482

  Represents receivables modified in a TDR and related reserves. Refer to the Impaired Loans and Receivables discussion in Note 4 for further information.

Changes in Cardmember Loans Reserve for Losses

The following table presents changes in the cardmember loans reserve for losses for the years ended December 31:

(Millions)	2011	2010	2009
Balance, January 1	$3,646	$3,268	$2,570
Reserves established for
consolidation of a variable
interest entity(a)	―	2,531	―
Total adjusted balance, January 1	3,646	5,799	2,570
Additions:
Cardmember loans provisions(b)	145	1,445	4,209
Cardmember loans provisions ―
other(c)	108	82	57
Total provision	253	1,527	4,266
Deductions:
Cardmember loans net
write-offs ― principal(d)	(1,720)	(3,260)	(2,949)
Cardmember loans net
write-offs ― interest and fees(d)	(201)	(359)	(448)
Cardmember loans ― other(e)	(104)	(61)	(171)
Balance, December 31	$1,874	$3,646	$3,268

  Represents the establishment of cardmember reserves for losses for cardmember loans issued by the American Express Credit Account Master Trust (the Lending Trust) for the securitized loan portfolio that was consolidated under accounting guidance for consolidation of VIEs effective January 1, 2010. The establishment of the $2.5 billion reserve for losses for the securitized loan portfolio was determined by applying the same methodology as is used for the Company's unsecuritized loan portfolio. There was no incremental reserve required nor were any charge-offs recorded in conjunction with the consolidation of the Lending Trust.
  Represents loss provisions for cardmember loans consisting of principal (resulting from authorized transactions), interest and fee reserves components.
  Primarily represents loss provisions for cardmember loans resulting from unauthorized transactions.
  Cardmember loans net write-offs – principal for 2011, 2010 and 2009 include recoveries of $578 million, $568 million and $327 million, respectively. Recoveries of interest and fees were de minimis.
  These amounts include net write-offs related to unauthorized transactions and foreign currency translation adjustments.

Cardmember Loans Evaluated Separately and Collectively for Impairment

The following table presents cardmember loans evaluated separately and collectively for impairment and related reserves as of December 31:

(Millions)	2011	2010	2009
Cardmember loans evaluated
separately for impairment(a)	$744	$1,087	$721
Reserves on cardmember loans
evaluated separately for impairment(a)	$176	$279	$187
Cardmember loans evaluated
collectively for impairment(b)	$61,877	$59,763	$32,051
Reserves on cardmember loans
evaluated collectively for impairment(b)	$1,698	$3,367	$3,081

  Represents loans modified in a TDR and related reserves. Refer to the Impaired Loans and Receivables discussion in Note 4 for further information.
  Represents current loans and loans less than 90 days past due, loans over 90 days past due and accruing interest, and non-accrual loans and related reserves. The reserves include the results of analytical models that are specific to individual pools of loans and reserves for external environmental factors that apply broadly to all loans collectively evaluated for impairment and are not specific to any individual pool of loans.